Corporate Presentation August 8, 2024 Wave Life Sciences Exhibit 99.2

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

AATD: Alpha-1 antitrypsin deficiency DMD: Duchenne muscular dystrophy HD: Huntington’s disease Building a leading RNA medicines company Multi-modal: RNA editing, RNAi, splicing, allele-selective silencing Best-in-class, clinically-validated oligonucleotide chemistry (PN, stereochemistry) Novel RNA medicines platform (PRISM®) WVE-003 in HD WVE-N531 in DMD WVE-007 in Obesity WVE-006 in AATD Strategic collaborations (GSK and Takeda) In-house GMP manufacturing Strong and broad IP Differentiated RNA medicines pipeline

PRISM platform: Unlocking the broad potential of RNA medicines Wave is uniquely positioned to harness human genetic insights and biological machinery in our body to deliver powerful ways to treat both rare and prevalent human diseases Best-in-class, rationally designed oligonucleotides enabled by proprietary, clinically-validated chemistry, including PN and stereochemistry Therapeutic candidates harness endogenous enzymes to optimally address disease biology RNA editing RNAi Splicing Antisense allele-selective silencing Leveraging propriety machine learning models, as well as accessing UK Biobank and other large human genetic databases Best-in-class, stereopure therapeutics Deep genetic insights Multi-modal platform

Full list of Wave publications: https://ir.wavelifesciences.com/events-publications/publications Wave has driven foundational advances in nucleic acid chemistry to expand platform technologies and develop next generation of RNA therapeutics Further information can be found in recent platform publications Silencing (RNase H and Ago2) Splicing Editing

Proprietary chemistry continues to translate in clinic across modalities, enabling first-in-class and best-in-class therapies

Proprietary PRISM platform

- Stereopure oligonucleotides
- Novel backbone modifications (including PN chemistry)
- Novel base and sugar chemistry modifications

Therapeutic modalities	Preclinical publication	Clinical translation	Clinical study results
Allele-selective silencing (WVE-003 for HD)	✓	✓ 35% allele-selective mHTT silencing with single dose	✓ 46% allele-selective mHTT silencing with multi-dose, correlation with slowing of caudate atrophy SELECT HD
Splicing (WVE-N531 for DMD)	✓	✓ 53% exon skipping, 42 µg/g muscle tissue concentrations in 6 weeks	*Dystrophin data expected 3Q 2024* FORWARD-53
GalNAc-RNA editing (WVE-006 for AATD)	✓	*Proof-of-mechanism data expected 4Q 2024* RESTORAATION	→ *RestorAATion study completion*
GalNAc-RNAi (WVE-007 for obesity)	✓	*Clinical trial initiation expected 1Q 2025*	→

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WAVE LIFE SCIENCES

Full list of Wave publications: https://ir.wavelifesciences.com/events-publications/publications
*mHTT reductions compared to placebo

Robust, diversified RNA medicines pipeline including first-in-class RNA editing programs

Program	Discovery / Preclinical	IND / CTA Enabling Studies	Clinical	Rights	Patient population (US & Europe)
RNA EDITING					
WVE-006 SERPINA1 (AATD) (Editing for correction)	RestorAATion Clinical Program			GSK exclusive global license	200K
Multiple undisclosed Correction (Editing for correction)				100% global	>20K (multiple)
Multiple undisclosed Upregulation (Editing for upregulation)				100% global	>3M (multiple)
RNAi					
WVE-007 Obesity and other metabolic disorders				100% global	47M
SPLICING					
WVE-N531 Exon 53 (DMD)	FORWARD-53 Trial (Phase 2)			100% global	2.3K
Other exons (DMD)				100% global	Up to 18K
ALLELE-SELECTIVE SILENCING					
WVE-003 mHTT (HD)	SELECT-HD Trial (Phase 1b/2a) - *Trial Completed*			Takeda 50:50 Option	25K Symptomatic (SNP3) 60K Pre-Symptomatic (SNP3)

Editing for correction; Editing for upregulation

AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington's disease

WAVE LIFE SCIENCES

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WVE-006 + AIMers RNA editing Alpha-1 antitrypsin deficiency (AATD)

WVE-006: GalNAc-conjugated AIMer designed to correct mutant SERPINA1 transcript to address both liver and lung manifestations of AATD

WVE-006 for AATD


A

SERPINA1 Z allele mRNA encodes Z-AAT protein with E342K mutation


I(G)

Edited *SERPINA1* mRNA enables wild-type M-AAT protein production

WVE-006 aims to address the large unmet need in AATD

- 200,000 Pi*ZZ patients in US and Europe
- Current standard of care is weekly IV augmentation therapy
- No therapies address AATD liver disease

WVE-006 ADAR editing approach to address key goals of AATD treatment:

1) Restore circulating, functional wild-type M-AAT

2) Reduce Z-AAT protein aggregation in liver

3) Retain M-AAT physiological regulation



M-AAT reaches lungs to protect from proteases


Z-AAT

RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein



M-AAT secretion into bloodstream

WAVE LIFE SCIENCES

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AAT: Alpha-1 antitrypsin Strnad et al., 2020 N Engl J Med 382:1443-55; Blanco et al., 2017 Int J Chron Obstruct Pulmon Dis 12:561-69; Remih et al., 2021 Curr Opin Pharmacol 59:149-56.

WVE-006 in AATD: First-in-class RNA editing clinical candidate

Potentially comprehensive approach to address both lung and liver manifestations of AATD

Increased AAT protein in NSG-PiZ mice

WVE-006 treatment results in serum AAT protein levels of up to 30 uM in NSG-PiZ mice



PBS
WVE-006
WVE-006 (NO LOADING DOSE)
Serum AAT protein (ug/ml)
(Mean, s.e.m)
2000
1800
1600
1400
1200
1000
800
600
400
200
0
0
1
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Week
11μM
~7-fold increase

Confirmed restored wild-type M-AAT protein

Overall percentages of serum AAT protein isoforms in NSG-PiZ mice (Week 13)



% Serum AAT isoform
(mean, SEM)
100
80
60
40
20
0
PBS
WVE-006
Z-AAT
Wild-type M-AAT protein
Z-AAT
M-AAT

Demonstrated functionality of M-AAT protein

Serum neutrophil elastase inhibition activity in NSG-PiZ mice



% Relative Elastase inhibition
(mean, SEM)
100
80
60
40
20
0
ns
****
Pre-Dose
Week 13
PBS
WVE-006
>3-fold increase over PBS

≥50% editing supports restoration of MZ phenotype

WAVE LIFE SCIENCES

AATD: Alpha-1 antitrypsin deficiency; M-AAT protein: wild-type AAT protein; WVE-006 administered subcutaneously (10 mg/kg bi-weekly) in 7-week old NSG-PiZ mice (n=5 per group); Loading dose: 3 x 10 mg/kg at Day 0. Left: Liver biopsies collected at wk 13 (1 wk after last dose) and SERPINA1 editing quantified by Sanger sequencing; Right: Total serum AAT protein quantified by ELISA; Stats: Two-Way ANOVA with adjustment for multiple comparisons (Tukey)

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WVE-006 decreases lobular inflammation and PAS-D globule size, prevents increase in hepatocyte turnover

Correction of gain-of-function liver phenotypes



Fibrosis → Cirrhosis → Hepatocellular Carcinoma

Lobular inflammation
(NSG PiZ mice, week 13)



ns
**
*
Score (0-4)
0
1
2
3
4
5
Baseline
PBS
WVE-006
Week 0
Week 13

Mitoses
(NSG PiZ mice, week 13)



ns
*
ns
Number of mitotic figures/10 MPF
0
10
20
30
40
Baseline
PBS
WVE-006

PAS-D-positive globule size
(NSG PiZ mice, week 13)



****
****
****
Mean PAS-D+ globule diameter (µm)
0
5
10
15
20
25
Baseline
PBS
WVE-006

WAVE LIFE SCIENCES

Left (Lobular inflammation) and Middle (Mitoses): Scatter plot showing inflammation grade or mitoses score. Each circle represents an individual mouse, (Mean ± SEM); Right (PAS-D Globule Size): 40 largest globules in each of 5 mice were measured. Each circle represents a single PAS-D globule, (Mean ± SEM). Baseline: week 0 (7 weeks old); Treated week 13 (20 weeks old); Stats: Kruskal-Wallis followed by Dunn's test

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AIMer-directed editing is highly specific in mice

RNA editing only detected at PiZ mutation site in SERPINA1 transcript



Coverage
PBS
0% C
100% T
10000
5000
0
94380000
94384000
94388000
| C | 0% |
| T | 100% |
AATD AIMer
48.2% C
51.8% T
9000
6000
3000
0
| C | 48.2% |
| T | 51.8% |
Editing site
(PiZ mutation)
SERPINA1

RNA editing across transcriptome



SERPINA1
(PiZ mutation site)
Coverage
6000
4000
2000
0
0
10
20
30
40
50
% Editing

No bystander editing observed on SERPINA1 transcript

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Dose 3x10 mg/kg (days 0, 2, 4) SC with AATD AIMer (SA1 – 4). Liver biopsies day 7. RNA-seq to quantify on-target SERPINA1 editing, to quantify off-target editing reads mapped to entire mouse genome; plotted circles represent sites with LOD>3 (N=4), SERPINA1 edit site is indicated

RestorAATion-2 underway, proof-of-mechanism data expected in 4Q 2024 HV: healthy volunteer; SAD: single-ascending dose; MAD: multi-ascending dose RestorAATion-2: AATD Patients  Informs dose & dose frequency RestorAATion-1: Healthy Volunteers Single ascending dose (SAD) à Multiple-ascending dose (MAD) cohorts Dose escalation Study key objectives Safety and tolerability Pharmacokinetics Serum M-AAT levels Multiple assessments of serum AAT throughout cohort Dose A Cohort 1 Up to 7 doses Dose B Dose C Dose D Dose E Cohort 2 Cohort 3 RestorAATion-1: Healthy Volunteers

Multiple RNA editing opportunities to build high-value, wholly-owned pipeline beyond WVE-006

Potential to advance any combination of targets into preclinical development

	Hepatic (GalNAc-AIMers)				Extra-Hepatic (AIMers)	
	Target A	Target B	Target X	Target E	Target F	Target G
Approach	Upregulation	Upregulation	Upregulation	Correction	Upregulation	Correction
Tissue	Liver	Liver	Liver	Liver	Kidney	Lung
Therapeutic Area	Metabolic	Metabolic	Renal	Rare	Renal	Rare
Estimated Patients (US and Europe)	~90M	~3M	~170K	~17K	~85K	~5K

- The Edit-Verse is substantial and still expanding
- Advancing work for a diverse set of undisclosed targets addressing areas of high unmet need, including both rare and prevalent diseases

WAVE LIFE SCIENCES

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Strategic collaboration with GSK to develop transformative RNA medicines

Collaboration Highlights

- $170 million upfront[1]
- Additional research funding
- Potential for up to $3.3 billion in milestones[2]
- Leverage GSK's expertise in genetics and genomics

Maximize global potential for WVE-006 for AATD	Advance up to eight GSK collaboration programs	Expand Wave's pipeline
Up to $525 million in total milestones and **tiered royalties on net sales**	**Up to $2.8 billion** in total milestones and **tiered royalties on net sales**	Wave to advance up to **three wholly owned collaboration programs** (or more with GSK's consent)[3]

Recent Highlights

✓ **$20 million milestone** with first individual dosing RestorAATion-2 trial underway (AATD patients)	✓ **$12 million aggregate initiation payment** for GSK's selection of two programs to advance	✓ **INHBE is Wave's first wholly owned program** emerging from GSK collaboration

WAVE LIFE SCIENCES

1. $120 million in cash and $50 million equity investment 2. Initiation, development, launch, and commercialization milestones for WVE-006 and programs progressed during initial 4-year research term (8 GSK collaboration programs), 3. GSK eligible to receive tiered royalty payments and commercial milestones from Wave

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WVE-007 (INHBE program) GalNAc-siRNA silencing Obesity and other metabolic disorders

Potential for best-in-class siRNA enabled by Wave's PRISM® platform

Nucleic Acids Research

Impact of stereopure chimeric backbone chemistries on the potency and durability of gene silencing by RNA interference

- Unprecedented Ago2 loading increases potency and durability of silencing following administration of single subcutaneous dose



HSD17B13 mRNA
(liver, transgenic mice)
% mRNA remaining
(HSD17B13/Hprt)
125
100
75
50
25
0
0
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Time (weeks)
PBS
Reference
Wave first gen siRNA



Ago2 loading
(liver, transgenic mice)
Fold change relative to Reference 2
25
20
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10
5
0
Wk 2
Wk 7
Wk 14
Reference
Wave first gen siRNA

Next-generation siRNA results in more potent and durable silencing



Next generation siRNA enhances knockdown of serum Ttr protein
Serum Ttr ±SEM
(rel to PBS)
125
100
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50
25
0
0
5
10
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20
25
30
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40
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50
Day
Next-gen siRNA
PBS
Benchmark
First gen siRNA
Next gen siRNA

siRNA silencing is one of multiple Wave modalities being advanced in strategic research collaboration with GSK

WAVE™ LIFE SCIENCES

Left and Middle: Mice expressing human HSD17B13 transgene treated with siRNA (3 mg/kg) or PBS, liver mRNA, guide strand concentration, Ago2 loading quantified. Stats: Two-way ANOVA with post-hoc test * P<0.05, ****P<0.0001. Liu et al., 2023 Nuc Acids Res doi: 10.1093/nar/gkad268; Right: Benchmark: Foster, DJ. et.al. Mol Ther. 2018, 26(3), 708. B6 mice administered PBS or 0.5 mg/kg of siRNA (subcutaneous). Stats: Mixed Two-way ANOVA followed by post hoc test comparing siRNA vs. Next gen siRNA per day derived from linear mixed effects model * P < 0.0001

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Supported by human genetics, WVE-007 (INHBE GalNAc-siRNA) expected to drive healthy, sustainable weight loss

INHBE silencing expected to induce fat loss, while maintaining muscle mass

- Silencing INHBE gene by ≥ 50% is expected to recapitulate the healthy metabolic profile of INHBE loss of function (LoF) carriers, including:[1,2,3]

✓ Reduced waist-to-hip ratio
✓ Reduced odds ratio of type 2 diabetes and coronary artery disease by >25%
✓ Reduced serum triglycerides
✓ Elevated HDL-c

- INHBE (Inhibin βE) expressed primarily in liver and gene product (activin E) acts on its receptor in adipose tissue[4]
- Lowering of INHBE mRNA promotes fat burning (lipolysis) and decreases fat accumulation (adiposity)[5,6]

Distinct pathway as compared to GLP-1s

✓ Weight loss with no impact on muscle mass[1]
✓ Preferential reduction of visceral fat
✓ No suppression of general reward system[3]
✓ No loss of appetite
✓ GalNAc-siRNA enables infrequent dosing; 1 – 2x/year

Wave's INHBE siRNA program may address these limitations and / or work complementarily with GLP-1s

Obesity is estimated to impact 174M adults in the US and Europe

WAVE™ LIFE SCIENCES

1. Sargeant, et al. 2019 Endocrinol Metab (Seoul) 34(3):247-262; 2. Prime Therapeutics Claims Analysis, July 2023; 3. Müller, et al. 2019 Molecular Metabolism 30: 72-130.

1. Nat Commun 2022. https://doi.org/10.1038/s41467-022-32398-7; 2. Nat Commun 2022. https://doi.org/10.1038/s41467-022-31757-8; 3. PLOS ONE 2018. https://doi.org/10.1371/journal.pone.0194798; 4. Adam, RC, et.al. Proc Natl Acad Sci USA. 2023, 120(32): e2309967120. 5. Yogosawa et al. 2013 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3526038/ 6. Zhao et al. 2023 https://pubmed.ncbi.nlm.nih.gov/36626233/

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Highly potent (ED50 < 1mg/kg) and durable silencing following one, low-single-digit dose, supporting every-six-month or annual dosing Monotherapy: Weight loss similar to semaglutide with no loss of muscle mass and a reduction in fat mass, with preferential effect to the visceral fat (consistent with profile of INHBE LoF carriers in human genetics) Combination with GLP-1s: When administered in combination with semaglutide, a single dose of Wave’s INHBE GalNAc-siRNA doubled the weight loss observed with semaglutide alone and this effect was sustained throughout the duration of the study Maintenance: Curtailed rebound weight gain upon cessation of semaglutide INHBE program: Data from DIO mouse model supports best-in-class profile and potential use of WVE-007 in multiple treatment settings WVE-007 has Wave’s next generation siRNA format and best-in-class profile with infrequent dosing Expect to initiate clinical trial for WVE-007 in 1Q 2025

WVE-N531 Splicing Duchenne muscular dystrophy

Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function Impacts approx. 1 in every 5,000 newborn boys each year; approx. 20,000 new cases annually worldwide  Approx. 8-10% are amenable to exon 53 skipping In 2023, exon skipping therapeutics for DMD achieved ~$1 billion in sales, across exons covering approximately ~29% of the DMD population1 Dystrophin protein established by FDA as surrogate endpoint reasonably likely to predict benefit in boys2 WVE-N531 may address high unmet need in DMD patients Potential to address up to 40% of DMD population3 1. Sarepta Therapeutics 2023 10-K and Nippon Shinyaku 2023 Annual Results; 2. Vyondys: www.fda.gov; viltepso; www.fda.gov; Exondys; www.fda.gov; Amondys: www.fda.gov 3. Aartsma-Rus, et al. 2009 Hum Mutat 30, 293. Developing a best-in-class exon-skipping franchise for DMD Exon 45 Exon 44 Exon 52 WVE-N531 Exon 53 Exon 51 Not Amenable to Skipping 11-13% 8-10% 44% % of total DMD population

100% survival at time of study termination Restored muscle and respiratory function to wild-type levels Kandasamy et al., 2022; doi: 10.1093/nar/gkac018 dKO: double knock-out PN chemistry improved function and survival in dKO mice Extended survival in dKO preclinical model supports potential of Wave’s PN-modified exon-skipping therapeutics for DMD Wild-type dKO: PBS dKO: PS/PO/PN Wild-type dKO: PBS dKO (PS/PO/PN oligonucleotide) PS/PO/PN 150 mg/kg weekly PS/PO/PN 75 mg/kg bi-weekly PS/PO 150 mg/kg weekly PBS Note: Untreated, age-matched mdx mice had 100% survival at study termination [not shown] Tidal volume Age (days) TVb (ml) Survival probability (%) Time (weeks)

PBS PS/PO/PN modified oligonucleotides for mouse exon 23 Wave’s PN chemistry yields excellent muscle exposure, exon skipping and dystrophin protein expression in dKO mouse model Kandasamy et al., 2022 Nuc Acids Res doi: 10.1093/nar/gkac018 dose dKO* mouse D37 %Dystrophin Skeletal muscle Diaphragm Heart %Exon skipping Muscle concentration (ug/g) **** *** **** ** *** ** ** ** *** PS/PO modified oligonucleotides for mouse exon 23

Preclinical data supported advancing WVE-N531 to clinical development WVE-N531 reached high concentrations in heart and diaphragm in NHP 26th Annual ASGCT meeting, May 16-20, 2023 WVE-N531: Dystrophin restoration of up to 71% in vitro in patient-derived myoblasts

Clinical data from WVE-N531 Part A: High exon-skipping & muscle concentrations after three doses every other week

	suvodirsen	WVE-N531
Mean muscle concentration	0.7 µg/g (~700 ng/g)	42 µg/g (~42,000 ng/g)[1]
Mean exon skipping	Not detectable	53%
Half-life in plasma	18 hours	25 days
Dose	22 weekly doses of 5 mg/kg	3 doses of 10 mg/kg every other week

WVE-N531 uptake in myocyte stem (satellite) cells


WVE-N531 uptake in myogenic stem cells

Important for potential muscle regeneration

WAVE LIFE SCIENCES

1: 42 µg/g = 6.1 µM (6,100 nM), WVE-N531 data presented March 22, 2023 at Muscular Dystrophy Association Clinical and Scientific Conference; WVE-N531 biopsies collected ~2 weeks post-last dose (3 biweekly doses of 10 mg/kg); Suvodirsen biopsies collected post-last dose (weekly doses of 5 mg/kg) on week 22; Half-life as indicated by PK analysis; suvodirsen: discontinued first-generation non-PN chemistry compound; Right: Dual staining utilizing in-situ hybridization for WVE-N531 and PAX7 immunohistochemistry for stem cells. Suvodirsen N= 8; WVE-N531 N=3 boys

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Advancing FORWARD-53, a potentially registrational Phase 2 clinical trial of WVE-N531 in DMD (Exon 53)


Screening
Every other week IV dosing
Safety Follow-up
Functional assessment
Biopsy after 24 weeks of treatment
Functional assessment
Biopsy after 48 weeks of treatment
Functional assessment

- Design of FORWARD-53: Phase 2, open-label, 10 mg/kg every other week
- Endpoints: Dystrophin (powered for >5% of normal), safety/tolerability, pharmacokinetics, digital and functional assessments (incl. NSAA and others)
- Muscle biopsies to assess dystrophin expression
- Fully enrolled (n=11) and dosing underway

FORWARD-53

Potentially registrational 24-week dystrophin expression data are expected in 3Q 2024

WAVE LIFE SCIENCES

IV: intravenous; NSAA: North star ambulatory assessment

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WVE-003 Allele-selective silencing Huntington’s Disease

Huntington's disease is a devastating neurological disorder caused by a toxic gain of function and concurrent loss of function

- HD is a monogenic autosomal dominant genetic disease; fully penetrant and affects entire brain
- No current disease modifying therapies for HD
- Characterized by cognitive decline, psychiatric illness, and chorea; ultimately fatal
- Expanded CAG triplet repeat in *HTT* gene results in production of mutant huntingtin protein (mHTT) and loss of function in wild-type huntingtin protein (wtHTT)

HD-ISS stage probability and predicted clinical landmark changes as a function of age



Probability
1·00
0·75
0·50
0·25
0
Stage 0
Stage 1
Stage 2
Stage 3
Caudate volume
Putamen volume
SDMT
IS
TFC
TMS
20
25
30
35
40
45
50
55
60
65
Age (years)

Adapted from Tabrizi 2022

>200,000 patients with HD across all disease states

Pre-Symptomatic HD (~160K in US and Europe)	Symptomatic HD (~65K in US and Europe)

An allele-selective, wtHTT-sparing approach is uniquely suited to address HD across all stages of disease

WAVE LIFE SCIENCES

Sources on wtHTT: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015; IS, Independence Scale; SDMT, Symbol Digit Modalities Test; TFC, Total Functional Capacity; TMS, Total Motor Score

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Saudou & Humbert 2016 Neuron; Cason et al., 2022 Nat Rev Cell Biol; Laundos et al., 2023 Front Cell Dev Biol; Kaliszewski et al., 2015 Cell Death Diff; Keryer et al., 2011 J Clin Invest Khoshnan & Patterson, 2011. Neurobiol Dis; Pogoda et al., 2021 Curr Med Chem; Hsiao et al., 2013 Hum Mol Genet Wild-type HTT (wtHTT) is critical for normal neuronal function and loss of wtHTT contributes to cellular dysfunction   Lowering mHTT is expected to restore physiological control over HTT gene expression and relieve its detrimental effect on wtHTT function In the absence of wtHTT, ciliogenesis fails, disrupting CSF flow, causing hydrocephalus Mutant HTT has a detrimental effect on wild-type HTT function Wild-type HTT is crucial for cilia health Only an allele-selective approach can ameliorate both loss-of-function and gain-of-function disruptions driven by mHTT Brain tissue Ventricle Cilia CSF flow Ependymal cell Sequestered wild-type HTT

* p<0.05, **p<0.01, ***p<0.001, ****p<0.0001 mHTT: mutant huntingtin protein; wtHTT: wild-type huntingtin protein Allele-selective lowering of mutant HTT protein of up to 46% with three doses of WVE-003 and preservation of wild-type HTT Durability of mHTT reductions supports potential for quarterly dosing intervals Mutant HTT protein levels Wild-type HTT protein levels Placebo WVE-003 30 mg Mutant Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE Wild-Type Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE Dose of WVE-003 Dose of WVE-003 Preservation of wtHTT mHTT reduction Day Day 2.00 1.75 1.50 1.25 1.00 0.75 0.50 2.00 1.75 1.50 1.25 1.00 0.75 0.50 1 29 57 85 113 141 169 197 1 29 57 85 113 141 169 197 Placebo WVE-003 30 mg

WVE-003 leads to allele-selective mHTT reduction, correlating with slowing of caudate atrophy Allele-Selective mHTT KD with wtHTT Preservation Slowing of Caudate Atrophy Functional Benefit mHTT reduction of up to 46% vs. placebo wtHTT preserved/increased throughout study Caudate atrophy is an imaging biomarker expected to predict clinical outcomes, including clinically meaningful worsening of Total Motor Score (TMS) WVE-003 trended towards less caudate atrophy vs. placebo (4.68% vs. 5.10%, not significant) Greater allele-selective mHTT reduction correlated with the slowing of caudate atrophy at 24 weeks (R = -0.50, p=0.047) Liu et al., 2023 Brain Comm

Draft study design:  Registrational study powered to show impact on caudate atrophy Randomized, placebo controlled clinical study Adults with SNP3 and HD Stage 1-2  N = ~150 12-18 months duration vMRI: volumetric MRI Expect feedback from regulators on path to accelerated approval by year-end 2024 Allele-selective mHTT reductions Slowing caudate atrophy Preservation of caudate volume offers an efficient pathway for potential accelerated approval for HD Clinical outcomes vMRI imaging marker for accelerated approval

Anticipated upcoming milestones

Wave is poised for significant and sustained growth  Note: Bubble size illustrative of size of total addressable US market (assuming 100% share of addressable patients) AATD WVE-006 DMD WVE-N531 Exon 53 HD WVE-003 SNP3 Add’l AIMer Programs (GalNAc liver and extra-hepatic)  Wave’s platform is translating in the clinic, with DMD and AATD data updates expected in 2024 and advancement of WVE-007 to clinic in 1Q 2025 (INHBE) Obesity WVE-007 (INHBE) Clinical trial initiation expected 1Q 2025 Add’l GalNAc liver siRNA programs

Potential for GSK and Takeda collaboration milestones in 2024 R&D Day expected in the Fall 2024 Anticipated milestones in 2024 and beyond AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington’s disease; mHTT: Mutant huntingtin; wtHTT: Wild-type huntingtin WVE-006 (AATD) Most advanced clinical RNA editing candidate & potential best-in-class approach for AATD 4Q 2024: Deliver proof-of-mechanism data from RestorAATion clinical program WVE-007 (Obesity) Driven by protective LoF variants in human genetics, potential next-gen therapeutic for obesity 1Q 2025: Initiate clinical trial for WVE-007 WVE-N531 (DMD) Potential best-in-class approach with highest exon skipping reported 3Q 2024: Deliver potentially registrational 24-week dystrophin expression data from FORWARD-53 WVE-003 (HD) First-in-class allele-selective mHTT lowering, wtHTT-sparing approach By year-end 2024: Expect to receive decision from Takeda on option right and feedback from regulators on a clinical development path

For questions contact: investorrelations@wavelifesci.com